SCHWAB ANNUITY PORTFOLIOS

Schwab MarketTrack Growth Portfolio II

(the Fund)

Supplement dated September 27, 2018 to the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.

At a meeting held on September 25, 2018, the Board of Trustees of Schwab Annuity Portfolios (the Trust) approved the liquidation of, and the related Plan of Liquidation for, Schwab MarketTrack Growth Portfolio II.

Accordingly, effective September 27, 2018 (the Closing Date), the Fund is closed to new investors. All existing investors may continue to make additional investments and receive dividends and/or distributions in the form of additional shares of the Fund through November 13, 2018.

In accordance with the Plan of Liquidation, the Fund will redeem all of its outstanding shares on or about November 27, 2018 (the Liquidation Date), and distribute the proceeds to the Fund’s shareholders of record in amounts equal to each shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Additionally, the Fund anticipates making a distribution of any net income and realized capital gains of the Fund prior to or on the Liquidation Date, which may be taxable to Fund shareholders.

As the Fund approaches the Liquidation Date, the Fund will wind up its business and affairs, and will cease investing its assets in accordance with its stated investment strategies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment strategies during the period as it approaches the Liquidation Date.

Effective September 27, 2018, through the Liquidation Date, the Fund’s investment adviser will waive management fees and reimburse the Fund for all operating expenses. This reimbursement is applicable to the Fund’s direct operating expenses only and does not apply to acquired fund fees and expenses.

Owners of the variable annuity or variable life insurance contracts (each, a “Contract”) offered by the insurance companies whose separate accounts are invested in the Fund should consult with the insurance company that issued the Contract for information regarding the possible transfer prior to the Liquidation Date of investments in the Fund to other funds available under the Contract and the redirection of liquidation proceeds that will be distributed to the insurance company on or about the Liquidation Date to other funds available under the Contract.

The liquidation is not expected to be a taxable event for the Fund or Contract owners. Since the Fund’s shareholders of record are insurance company separate accounts, the tax treatment of each redemption, including a mandatory redemption on the Liquidation Date, will depend on the tax status of the insurance company. Contract owners should contact their tax advisors to discuss the potential tax consequences of the liquidation.

A copy of the Fund’s Prospectus and this supplement is available on the Fund’s website www.schwabfunds.com/schwabfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG103876-00 (09/18)

00216450